PIA BBB BOND FUND Managed Account Completion Shares (MACS) (PBBBX) Summary Prospectus March 31, 2026
Before you invest, you may want to review the PIA BBB Bond Fund’s (the “BBB Bond Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the BBB Bond Fund and its risks. The current Statutory Prospectus and SAI dated March 31, 2026, are incorporated by reference into this Summary Prospectus. You can find the BBB Bond Fund’s Statutory Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.pacificincome.com/mutual-funds/. You can also get this information at no cost by calling 1-800-251-1970 or by sending an email request to piamutualfunds@pacificincome.com.
Investment Objective
The BBB Bond Fund’s investment objective is to seek to provide a total rate of return that approximates that of bonds rated within the BBB category by credit rating agencies currently registered as nationally recognized statistical rating organizations (“NRSROs”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

SHAREHOLDER FEES (fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	None
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.19%
(1) Pacific Income Advisers, Inc. (the “Adviser”) will not charge a fee for its advisory services to the BBB Bond Fund. However, investors in the Fund are clients of the Adviser and pay the Adviser an advisory fee to manage their assets, which include assets invested in the Fund.
Example
This Example is intended to help you compare the cost of investing in the BBB Bond Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$19	$61	$107	$243
Portfolio Turnover
The BBB Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
Principal Investment Strategies of the Fund
Under normal market conditions, the BBB Bond Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated BBB by S&P Global Ratings, Baa by Moody’s Ratings or BBB by Fitch Ratings. The BBB-rated bonds are defined by the Bloomberg index methodology. The Fund seeks to approximate returns of bonds rated within the BBB category by any credit rating agency currently registered with the U.S. Securities and Exchange Commission (“SEC”) as NRSROs.
The weighted average duration of the BBB Bond Fund will generally range from four to eight years. Duration is a measure of a debt security’s price sensitivity. Higher duration indicates bonds that are more sensitive to interest rate changes. Bonds with shorter duration reduce the risk associated with interest rates. Duration takes into account a debt security’s cash flows over time, including assumptions about the timing of how a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.
In selecting investments for the BBB Bond Fund, the Adviser will primarily consider credit quality, duration and yield.
The BBB Bond Fund may invest up to 50% of its total assets in securities of foreign issuers denominated in U.S. dollars, including issuers located in emerging markets.
In its effort to provide a total rate of return that approximates that of bonds rated within the BBB category as defined by the Bloomberg index methodology, the BBB Bond Fund may invest up to 10% of its net assets in futures, options and other derivatives. The Fund may sometimes use derivatives as a substitute for taking a position in bonds rated BBB or Baa and/or as part of a strategy designed to reduce or increase exposure to other risks, such as interest rate risk.
Principal Investment Risks
By itself, the Fund is not a complete, balanced investment plan. The Fund cannot guarantee that it will achieve its investment objectives. Losing all or a portion of your investment is a risk of investing in the Fund. The following risks are considered principal and could affect the value of your investment in the Fund:
• Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including: inflation (or expectations for inflation); deflation (or expectations for deflation); interest rates; market instability; financial system instability; debt crises and downgrades; embargoes; tariffs; sanctions and other trade barriers; regulatory events; other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.
•Management Risk. The BBB Bond Fund is an actively managed portfolio. The Adviser’s management practices and investment strategies might not work to produce the desired results.
•Interest Rate Risk. The value of the Fund’s investments in fixed-income securities will change based on changes in interest rates. If interest rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.
•Credit Risk. The issuers of the bonds and other debt securities held by the BBB Bond Fund may not be able to make interest or principal payments.
•Prepayment Risk. Issuers of securities held by the BBB Bond Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. Prepayment risk is a major risk of mortgage-backed securities.
•Liquidity Risk. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the Fund’s ability to sell a holding at a suitable price.
•Derivatives Risk. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate closely with the underlying security. Losses from a derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.
•Risks Associated with Inflation and Deflation. Inflation risk is the risk that increasing prices throughout the economy may erode the purchasing power of an investment over time. Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation.
•High Yield Securities Risk. The BBB Bond Fund may hold high yield securities as a result of credit rating downgrades. Securities with ratings lower than BBB or Baa are known as “high yield” securities (commonly known as “junk bonds”). High yield securities typically carry higher coupon rates than investment grade securities, but also are considered as speculative and may be subject to greater market price fluctuations, less liquidity and greater risk of loss of income or principal including greater possibility of default and bankruptcy of the issuer of such instruments than more highly rated bonds and loans.
•Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
•Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the BBB Bond Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund.
Performance
The following performance information provides some indication of the risks of investing in the BBB Bond Fund. The bar chart shows the annual returns for the Fund from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with those of a broad measure of market performance and a secondary benchmark that is more representative of the Fund’s investment strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.pacificincome.com/mutual-funds or by calling the Fund toll-free at 1-800-251-1970.
Calendar Year Total Returns as of December 31
During the period shown on the bar chart, the BBB Bond Fund’s highest total return for a quarter was 10.26% (quarter ended June 30, 2020) and the lowest total return for a quarter was -8.02% (quarter ended June 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years	Since Inception (9/25/2003)(1)
PIA BBB Bond Fund
Return Before Taxes	8.13%	0.05%	3.61%	4.37%
Return After Taxes on Distributions	6.36%	-1.39%	2.04%	2.54%
Return After Taxes on Distributions and Sale of Fund Shares	4.78%	-0.60%	2.09%	2.66%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	-0.36%	2.01%	3.27%
Bloomberg U.S. Credit Baa Bond Index (reflects no deduction for fees, expenses or taxes)	8.20%	0.35%	3.85%	4.78%
(1)     The BBB Bond Fund was invested primarily in U.S. Treasury securities on the inception date in September 2003 until mid-January 2004 when the Adviser’s clients commenced investing in the Fund and the Fund began pursuing fully its investment strategy. Therefore, performance prior to this time is not fully reflective of the Fund’s investment strategy.

The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser: Pacific Income Advisers, Inc. is the investment adviser of the BBB Bond Fund.
Portfolio Managers: The following individuals serve as the BBB Bond Fund’s portfoli o managers:

Portfolio Managers	Years of Service with the Fund	Primary Title with the Adviser
Rory Hargaden, CFA	8	Vice President, Credit Research/Portfolio Manager
Hsin Tong, CFA	8	Vice President, Portfolio Manager
Purchase and Sale of Fund Shares
Eligible investors may purchase, exchange or redeem Fund shares on any business day by written request via mail (PIA BBB Bond Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252), by telephone at 1-800-251-1970, or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Regular and Retirement Accounts	$1,000	$50
Automatic Investment Plan (for Regular Accounts)	$1,000	$50
Automatic Investment Plan (for IRAs)	$50	$50
Tax Information
BBB Bond Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as an IRA or 401(k) plan. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the BBB Bond Fund through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.